SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
            of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement

[  ]     Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[  ]     Definitive Additional Materials

[  ]     Soliciting Material Pursuant to Section 240.14a-12

                           TOP AIR MANUFACTURING, INC.
                (Name of Registrant as Specified in Its Charter)

     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1)    Title of each class of securities to which transaction applies:

               -----------------------------------------------------------------

         2)    Aggregate number of securities to which transaction applies:

               -----------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               -----------------------------------------------------------------

         4)    Proposed maximum aggregate value of transaction:

               -----------------------------------------------------------------

         5)    Total fee paid:

               -----------------------------------------------------------------

[  ]     Fee paid previously with preliminary materials.

[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)    Amount Previously Paid:

               -----------------------------------------------------------------

         2)    Form, Schedule or Registration Statement No.:

               -----------------------------------------------------------------
         3)    Filing Party:

               -----------------------------------------------------------------
         4)    Date Filed:

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

                           Top Air Manufacturing, Inc.
                             317 Savannah Park Road
                             Cedar Falls, Iowa 50613

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held on October 25, 2000

TO OUR STOCKHOLDERS:

The Annual Meeting of the Stockholders of Top Air Manufacturing, Inc., an Iowa corporation (the "Company"), will be held at the Holiday Inn, 5826 University Avenue, Cedar Falls, Iowa, at 1 p.m. local time on Wednesday, October 25, 2000, for the following purposes:

         1. To elect a board of eight directors to serve until the next annual meeting and until their successors are elected and qualified;

         2. To approve an amendment to the Company's Amended and Restated Articles of Incorporation to increase the authorized capital stock of the Company by an additional 5,000,000 shares, which additional shares shall be classified as undesignated preferred stock, no par value; and

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on August 28, 2000, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournment thereof. Commencing two business days after the date hereof and continuing through the meeting, a list of all stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be open during usual business hours to the examination of any stockholder for any purpose germane to the annual meeting, at the office of the Company set forth above.

A copy of the Company's annual report for its fiscal year ended May 31, 2000, accompanies this notice.

                                             By Order of the Board of Directors,


                                             /s/ Steven F. Bahlmann
                                             Steven F. Bahlmann, Secretary
Cedar Falls, Iowa
September 25, 2000


WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AND VOTED AT THE MEETING ACCORDING TO YOUR WISHES. YOUR PROXY WILL NOT BE USED IF YOU ATTEND AND VOTE AT THE MEETING IN PERSON.

                           Top Air Manufacturing, Inc.
                             317 Savannah Park Road
                             Cedar Falls, Iowa 50613


                                 PROXY STATEMENT

Solicitation of Proxies

The enclosed proxy is solicited by the Board of Directors of Top Air Manufacturing, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held at the Holiday Inn, 5826 University Avenue, Cedar Falls, Iowa, at 1 p.m. local time on Wednesday, October 25, 2000, or at any adjournment thereof. Whether or not you expect to attend the meeting in person, please complete and return your executed proxy, promptly, in the enclosed envelope and the shares represented thereby will be voted in accordance with your wishes.

The Company will bear the entire cost of soliciting proxies. Proxies will be solicited primarily by mail; however, directors, officers and certain employees of the Company and its subsidiaries may also solicit proxies personally or by telephone or other means, but such persons will not be specially compensated for such services. Certain holders of record, such as brokers, custodians and nominees, are being requested to distribute proxy materials to beneficial owners and to obtain such beneficial owners' instructions concerning the voting of proxies and will be reimbursed by the Company for their reasonable out-of-pocket expenses incurred in providing such services.

The accompanying Notice of Annual Meeting of Stockholders, this Proxy Statement and the enclosed form of proxy are first being mailed or given to stockholders on or about September 25, 2000.

Revocation of Proxy

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the annual meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the annual meeting, a written notice of revocation or a later-dated, properly executed proxy.

Record Date

Only stockholders of record at the close of business on August 28, 2000 will be entitled to vote at the meeting or any adjournment thereof.

Actions to be Taken Under Proxy

Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, that is, S. Lee Kling, or, if unable or unwilling to serve, Steven R. Lind, will vote:

(A) FOR the election of the persons named herein as nominees for Directors of the Company to hold office until the next annual meeting of the stockholders of the Company and until their successors shall have been duly elected and qualified;

(B) FOR the approval of an amendment to the Company's Amended and Restated Articles of Incorporation to increase the authorized capital stock of the Company by an additional 5,000,000 shares, which additional shares shall be classified as undesignated preferred stock, no par value; and

(C) According to such person's judgment on the transaction of such other business as may properly come before the meeting or any adjournment thereof.

Should any nominee named herein for election as a Director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable to serve.

Voting Securities and Security Ownership of Certain Beneficial Owners and Management

On August 28, 2000, the record date for the determination of the stockholders entitled to vote at the annual meeting, there were 4,954,803 shares of common stock, no par value per share ("Common Stock"), outstanding, which shares constitute all of the outstanding capital stock of the Company. Each share of Common Stock is entitled to one vote on all matters submitted, including the election of Directors. A majority of the outstanding shares of Common Stock present in person or represented by proxy will constitute a quorum at the meeting. Votes that are withheld in the election of directors, abstentions on all other matters properly brought before the meeting and proxies relating to "street name" shares which are not voted by brokers on one or more, but less than all, matters (so-called "broker non-votes") will be considered present for purposes of determining a quorum.

If a quorum is present, the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the meeting is required to approve any proposal submitted to the annual meeting, including the election of Directors. For purposes of determining whether a proposal has received a majority vote, abstentions and withholding of authority will be included in the vote totals with the result that an abstention or withholding of authority will have the same effect as a negative vote. Broker non-votes will not be included in the vote totals and, therefore, will have no effect on the vote.

The following table sets forth as of August 28, 2000, the beneficial ownership of each current Director (including the nominees for election as Directors), each of the Executive Officers named in the Summary Compensation Table set forth herein, the Executive Officers and Directors as a group, and each other stockholder known to the Company to own beneficially more than 5% of the outstanding Common Stock. Unless otherwise indicated, the Company believes that the beneficial owners set forth in the table have sole voting and investment power.

                                        No. of Shares
  Name and Address                      Beneficially                    Percent
  of Beneficial Owner                   Owned                           of Class
  -------------------                   -------------                   --------

Robert J. Freeman and                    1,828,513  (1)                   36.90%
Dennis W. Dudley, Trustees
under Amended and Restated
Voting Trust Agreement
dated 9/15/92
9387 Dielman Industrial Dr.
St. Louis, MO 63132

Wayne W. Whalen                          1,319,600  (2)                   25.75%
4920 S. Greenwood
Chicago, IL 60615

Wayne C. Dudley                            659,797  (3)(4)                13.29%
21498 Highway 20
Parkersburg, IA 50665

Robert J. Freeman                          310,250  (3)(4)                 6.25%
5755 Dupree Drive
Suite 110
Atlanta, GA 30327

Franklin A. Jacobs                         356,250  (3)(4)(5)              7.12%
9387 Dielman Industrial Drive
St. Louis, MO 63132

S. Lee Kling                               487,650  (3)(4)(6)              9.50%
1401 S. Brentwood Blvd.
St. Louis, MO 63144

Sanford W. Weiss                           160,328  (3)(4)(7)              3.22%
2815 Scott Ave.
St. Louis, MO 63103

Dennis W. Dudley                            62,431  (3)(4)                 1.26%
R.R.1
Parkersburg, IA 50665

Steven R. Lind                              76,000  (8)                    1.52%
317 Savannah Park Road
Cedar Falls, IA 50613

Thaddeus P. Vannice, Sr.                    20,800  (9)                    0.42%
2914 Minnetonka
Cedar Falls, IA 50613

All Directors and Executive              2,392,746  (10)                  44.30%
Officers as a Group
(12 persons)

---------------

(1) The Amended and Restated Voting Trust Agreement (the "Voting Trust") was adopted September 15, 1992 and terminates January 4, 2005 or by earlier agreement. The names and addresses of the voting trustees are:
         Dennis W. Dudley, R.R. 1, Parkersburg, IA 50665, and Robert J. Freeman, 5755 Dupree Drive, Suite 110, Atlanta, GA 30327. Voting power of the shares deposited in the Voting Trust is shared equally by the trustees. Pursuant to the Voting Trust, the trustees are required to vote to elect Wayne C. Dudley, Dennis W. Dudley, Robert J. Freeman, Franklin A. Jacobs, S. Lee Kling and Sanford W. Weiss as Directors.

(2) Includes 169,600 convertible subordinated debentures, each of which is immediately convertible into one share of the Company's Common Stock.

(3)      Includes shares subject to the Voting Trust discussed in footnote (1).

(4)      Includes   options  to  purchase  10,000  shares  which  are  currently exercisable or will become exercisable within 60 days of the date of this Proxy Statement.

(5) Includes 40,000 convertible subordinated debentures, each of which is immediately convertible into one share of the Company's Common Stock.

(6) Includes 170,400 convertible subordinated debentures, each of which is immediately convertible into one share of the Company's Common Stock.

(7) Includes 20,000 convertible subordinated debentures, each of which is immediately convertible into one share of the Company's Common Stock.

(8)      Includes   options  to  purchase  60,000  shares  which  are  currently exercisable or will become exercisable within 60 days of the date of this Proxy Statement.

(9)      Includes   options  to  purchase   5,000  shares  which  are  currently
         exercisable or will become exercisable within 60 days of the date of this Proxy Statement.

(10) Includes options to purchase 216,333 shares which are currently exercisable or will become exercisable within 60 days of the date of this Proxy Statement.


                       PROPOSAL 1 - ELECTION OF DIRECTORS

Information About the Nominees

The following table sets forth certain information concerning the nominees for Director, each of whom is currently a Director of the Company.

   Name                    Age      Position                      Director Since
   ----                    ---      --------                      --------------

Steven R. Lind             38       President, Chief Executive         1993
                                    Officer and Director

Wayne C. Dudley            69       Director                           1981

Dennis W. Dudley           48       Director                           1981

Robert J. Freeman          72       Director                           1990

Franklin A. Jacobs         68       Director                           1990

Sanford W. Weiss           68       Director                           1990

S. Lee Kling               71       Director                           1990

Thaddeus P. Vannice, Sr.   53       Director                           1997


Set forth below is a description of the background of each of the nominees for Director.

Steven R. Lind has served as President of the Company since November 1992 and was appointed Chief Executive Officer in July 1993. He also has served as a Director of the Company since 1993. Mr. Lind served as Controller of the Company from August 1988 to May 1990 and as Chief Financial Officer of the Company from May 1990 to November 1992.

Wayne C. Dudley is the founder of the Company, has served as a Director of the Company from 1981 to the present, and served as the Chairman of the Board and President or Chief Executive Officer of the Company from 1981 until 1992.

Dennis W. Dudley has served as a Director of the Company since 1981. From 1989 until 1992, he served as President and Chief Operating Officer of the Company. Currently, Mr. Dudley is self-employed. Mr. Dudley is the son of Mr. Wayne C. Dudley.

Robert J. Freeman has served as a Director of the Company since 1990. He has been retired for 21 years. Mr. Freeman currently serves on the Audit Committee and the Compensation and Stock Option Committee.

Franklin A. Jacobs has served as a Director of the Company since 1990. Mr. Jacobs has served as Chief Executive Officer and Chairman of the Board and a Director of Falcon Products, Inc., a St. Louis-based commercial furniture manufacturer, for approximately 40 years.

Sanford W. Weiss has served as a Director of the Company since 1990. Mr. Weiss currently serves on the Audit Committee and the Compensation and Stock Option Committee. Mr. Weiss is the Chairman of the Executive Committee of Weiss & Neuman Shoe Company, a company that was established in 1926 which owns retail shoe stores and leased shoe departments. Mr. Weiss has worked for Weiss & Neuman since 1957.

S. Lee Kling has served as a Director of the Company and Chairman of the Board since 1990. Mr. Kling currently serves on the Compensation and Stock Option Committee. He also serves as Chairman of the Board of Kling Rechter & Co., a merchant banking firm, and as a Director of the following entities: Falcon Products, Inc.; National Beverage Corp.; Bernard Chaus, Inc.; Electro Rent Corp.; Engineered Support Systems, Inc.; and Learn 2.com.

Thaddeus P. Vannice, Sr., was appointed a Director of the Company in January 1997, as the designee of Wayne Whalen, pursuant to the agreement under which the Company acquired Ficklin Machine Co., Inc. ("Ficklin Machine"). Prior thereto, Mr. Vannice served as Chief Financial Officer of the Company from January 1997 to January 2000. He also served as President, Secretary and Director of Ficklin Machine from March 1996 to December 1999. Mr. Vannice served as President and Director of Prairie Bancorp, an Illinois based multi-bank holding company from 1989 to 1995, and as its Chief Executive Officer from November 1991 to May 1995.

Board of Directors, Committees and Meetings Held

During the fiscal year that ended on May 31, 2000, the Board of Directors held four regular meetings and one special meeting. Each Director attended 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period and (ii) the total number of meetings held during the period by all committees of the Board of Directors on which he served.

The Board of Directors has an Audit Committee and a Compensation and Stock Option Committee. The Audit Committee evaluates significant matters relating to the audit and internal controls of the Company and reviews the scope and results of the audits conducted by the Company's independent public accountants. During fiscal 2000, the Audit Committee met once. The Compensation and Stock Option Committee reviews the Company's remuneration policies and practices, including executive compensation, and administers the Company's stock option plan. During fiscal 2000, the Compensation and Stock Option Committee met once.

The Board of Directors evaluates and nominates qualified nominees for election or appointment as Directors and qualified persons for selection as Executive Officers. The Board of Directors will give appropriate consideration to a written recommendation by a stockholder for the nomination of a qualified person to serve as a Director of the Company, provided that such recommendation contains sufficient information regarding the proposed nominee for the Board of Directors to properly evaluate such nominee's qualifications to serve as a Director.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Executive Officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such individuals are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to the Company or written representations that no reports were required to be filed, the Company believes that such persons complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal 2000.

Director Compensation

For their services, the Company pays a quarterly Director's fee of $1,500 to each non-employee Director. In addition, the Company pays S. Lee Kling a fee of $1,000 per month for serving as Chairman of the Board and consulting services rendered to the Company. Directors are also entitled to be reimbursed for expenses incurred by them in attending meetings of the Board of Directors and its committees.

The Company maintains the Top Air Manufacturing, Inc. Stock Option Plan, as amended, (the "Stock Option Plan") the purpose of which is to further the long-term stability and financial success of the Company, by attracting and retaining key employees and non-employee members of the Board of Directors of the Company through the use of stock incentives.

The Stock Option Plan provides for the discretionary granting of stock options (either non-qualified or incentive stock options) and is administered by the Company's Compensation and Stock Option Committee. No stock options were issued to members of the Board of Directors of the Company during fiscal year 2000.


                               EXECUTIVE OFFICERS

The following table sets forth certain information concerning the Executive Officers of the Company who are not also Directors of the Company:

Name                       Age      Position

James R. Harken            45       Vice-President - Operations

Scott L. Wildeboer         40       Vice-President - Manufacturing

Steven F. Bahlmann         42       Chief   Accounting Officer, Secretary  and
                                    Treasurer

Jerome M. Sechler          59       Vice-President - Sales and Marketing


Mr. Harken has served as Vice President - Operations since September 1982.

Mr. Wildeboer has served as Vice President - Manufacturing since January 1990.

Mr. Bahlmann has served as Secretary and Treasurer since October 1993 and as Chief Accounting Officer since May 1998. Mr. Bahlmann served as Controller of the Company from January 1993 to May 1998. Prior thereto, Mr. Bahlmann was employed as a Staff Accountant with McGladrey & Pullen, LLP, certified public accountants, from 1987 to 1993.

Mr. Sechler has served as Vice-President of Sales and Marketing since May 1999. Prior thereto, Mr. Sechler served as Director of Sales and Marketing for Parker Industries from 1996 to 1999 and 1970 to 1995 as Territory Manager, Product Manager and National Sales Manager for Ag Equipment Group, Farmhand, Glencoe and Tye.

The following table sets forth certain information regarding the compensation paid to the Chief Executive Officer of the Company. No officer of the Company received a combined annual salary and bonus in excess of $100,000 during fiscal 2000.


                           SUMMARY COMPENSATION TABLE

                               Annual     Long-Term Compensation
                            Compensation          Awards
                          --------------  ----------------------
                                                      Securities
Name and                                  Restricted  Underlying
Principal                 Salary   Bonus    Stock      Options/    All Other
Position           Year    ($)      ($)   Award(s)($)  SARs (#)  Compensation($)
-------------------------------------------------------------------------------

Steven R. Lind     2000  95,000     ---      ---         ---         3,942 (1)
 President and     1999  89,596     ---      ---       7,500         3,293
 Chief Executive   1998  80,000   16,000     ---       7,500         2,327
 Officer


------------------------------

(1) Includes a contribution by the Company of $3,800 in 2000 to its 401(k) Plan on behalf of Mr. Lind. Also includes premiums in the amount of $142 paid by the Company in 2000 for term life insurance.


Stock Options

No stock options were granted under the Company's Stock Option Plan during fiscal 2000 to the Chief Executive Officer of the Company.

The following table sets forth certain information concerning the number and value of unexercised stock options held by the Company's Chief Executive Officer outstanding at fiscal year-end (May 31, 2000). No stock options were exercised by the Company's Chief Executive Officer during fiscal 2000.


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

                                                Number of
                                               Securities          Value of
                                               Underlying         Unexercised
                                               Unexercised       In-the-Money
                                               Options/SARs      Options/SARs
                    Shares                      At FY-End          At FY-End
                 Acquired on     Value       (#) Exercisable/  ($) Exercisable/
   Name          Exercise (#)  Realized ($)    Unexercisable   Unexercisable (1)
--------------------------------------------------------------------------------

 Steven R. Lind     N/A           N/A          60,000/7,500       10,312/313

----------------------

(1) Based on a per share price of $1.0625, being the last transaction price on May 31, 2000, the last trading day of the Company's fiscal year.

Employment Arrangements

The Company entered into an employment agreement with Steven R. Lind, dated November 6, 1992, which was subsequently amended as of October 19, 1994 (the "Agreement"). Under the terms of the Agreement, Mr. Lind will provide full time service to the Company in exchange for an annual salary of not less than $52,500, which may increased by the Board of Directors from time to time. Currently, the Board has set Mr. Lind's salary at $95,000. The Agreement also provides that in the event the Company terminates Mr. Lind's employment for reasons other than failure to perform, death, disability or commission of a felony, Mr. Lind is entitled to receive a termination fee in an amount equal to fifty percent (50%) of his then current fixed annual salary. The Agreement prohibits Mr. Lind from competing against the Company for two years after the termination of his employment with the Company, regardless of the reason for such termination.

Certain Relationships and Related Transactions

On January 1, 1991, the Company refinanced a short-term note receivable from Wayne C. Dudley, a former Chief Executive Officer of the Company, in the amount of $53,407. The note, as amended, is non-interest bearing and is payable in three installments per year through January 1, 2004. On November 29, 1999 the Company received 21,487 shares of the Company's common stock from Mr. Dudley as final payment for the $24,172 short term note.


           PROPOSAL 2 - APPROVAL OF AMENDMENT OF AMENDED AND RESTATED
                ARTICLES OF INCORPORATION TO ADD PREFERRED STOCK

The Company's Amended and Restated Articles of Incorporation (the "Articles of Incorporation") currently authorizes the issuance of 20,000,000 shares of capital stock, each having no par value per share. All of such authorized shares are classified and designated as Common Stock. On September 22, 2000 the Board of Directors unanimously adopted resolutions, subject to stockholder approval, proposing that the Articles of Incorporation be amended to increase the authorized number of shares to 25,000,000 shares, having no par value per share. Of such authorized number of shares, 20,000,000 shares would remain classified and designated as Common Stock and 5,000,000 shares would be classified as undesignated Preferred Stock. As of August 28, 2000, the record date for the annual meeting, the Company had 4,954,803 shares of Common Stock outstanding.

Proposed Amendment To Articles Of Incorporation

The Board of Directors has adopted resolutions setting forth the proposed amendment to Article 2 of the Articles of Incorporation (the "Amendment"), the advisability of the Amendment, and a call for submission of the Amendment for approval by the Company's stockholders at the annual meeting. The following is the text of the Amendment:

                                   "ARTICLE 2

                                     SHARES

         (a) The aggregate number of shares of capital stock which the Corporation shall have authority to issue is 25,000,000, each having no par value per share. Of such authorized shares, 20,000,000 shares are hereby classified and designated as common stock and 5,000,000 shares are hereby classified and designated as preferred stock.

         (b) The voting power of the Corporation shall be vested in the holders of the common stock, who shall be entitled to one vote per share of Common stock on all matters to be voted on by the stockholders (including the election of directors), except to the extent voting rights are established for holders of preferred stock by the Board of Directors in accordance with part (c) of this
Article 2.

         (c) The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article 2, to provide for the issuance of the shares of preferred stock, and by filing articles of amendment to the Corporation's articles of incorporation, which are effective without stockholder action pursuant to the applicable law of the State of Iowa, to determine, in whole or part, from time to time, the designation, preferences, limitations and relative rights, within the limits set forth under the applicable law of the State of Iowa of either the class of preferred stock before the issuance of any shares of that class, or one or more series within the class of preferred stock before the issuance of any shares of that series.

         (d) The authority of the Board of Directors with respect to the establishment of the class or each series of preferred stock shall include, but not be limited to, determination of the following:

         (i) the number of shares constituting that class or series and, if a series, the distinguishing designation of that series;

         (ii) the dividend rate on the shares of that class or series, whether dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that class or series;

         (iii) whether that class or series shall have voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights;

         (iv) whether that class or series shall have conversion privileges and, if so, the terms and conditions of such conversion privileges, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

         (v) whether or not the shares of that class or series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

         (vi) whether that class or series shall have a sinking fund for the redemption or purchase of shares of that class or series and, if so, the terms and amount of such sinking fund;

         (vii) the rights of the shares of that class or series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that class or series; and

         (viii) any other relative rights, preferences and limitations of that class or series."


Description and Potential Effect of the Preferred Stock

Approval of the Amendment would allow the Board of Directors, without action by the Company's stockholders, unless required by law, regulation or stock market rule, to designate and issue shares of Preferred Stock, as a class or in one or more series, and to designate the preferences, limitations and relative rights of the class or each series, which may be greater than the rights of the holders of Common Stock. The rights that may be created for any class or series of the Preferred Stock include, without limitation, general or special voting rights, preferential liquidation or preemptive rights, preferential cumulative or noncumulative dividend rights, redemption or put rights, and conversion or exchange rights.

Although the Company has no present intention of doing so, it could issue shares of, or rights to purchase, Preferred Stock the terms of which may adversely affect voting or other rights evidenced by the Common Stock, restrict dividends on the Common Stock, discourage unsolicited proposals to acquire the Company or facilitate a particular business combination involving the Company. Any such action could discourage, impede, delay or prevent a transaction that some or a majority of the Company's stockholders may believe to be in their best interests or in which the Company's stockholders may receive a premium for their stock over the then prevailing market price of the Common Stock.

Additionally in some situations, the issuance of Preferred Stock could have a dilutive effect on earnings per share and, for a person who does not purchase additional shares to maintain his or her pro rata interest, on a stockholder's percentage voting power in the Company. Holders of Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company. Accordingly, holders of Common Stock of the Company do not have a prior right to purchase any new issue of Preferred Stock (or Series thereof) or Common Stock of the Company in order to maintain their proportionate ownership interest.

Purpose Of The Proposed Amendment

The Board of Directors believes that it is in the best interests of the Company and its stockholders to establish a class Preferred Stock with such preferences, limitations and relative rights as may be designated by the Board of Directors from time to time without further action by the Company's stockholders, unless required by law, regulation or stock market rule. In particular, the Board of Directors believes the ability to issue such Preferred Stock will give the Company greater flexibility to tailor the attributes of and issue shares to meet specific objectives of possible future financing opportunities that the Board of

Directors may deem advisable without the delay that would otherwise occur if further action by the Company's stockholders would be required. As previously reported, the Company is currently seeking alternative and/or additional financing to support its working capital needs during the recessionary times being experienced in the agricultural sector. The Company believes that its ability to tailor the attributes of the Preferred Stock to the specific needs of any potential investor without the need of obtaining stockholder approval could enhance the Company's ability to secure such financing.

Additionally, the Company could use Preferred Stock to serve additional purposes including, among other things: (i) as consideration in connection with the formation of strategic alliances or in other strategic transactions; (ii) for investment opportunities; (iii) in connection with various equity compensation and other employee benefit plans; and (iv) for other bona fide corporate purposes.

While the Company may from time to time consider the advisability of issuing the Preferred Stock to raise additional financing or to effect the other purposes described above, as of the date of this Proxy Statement, the Company has not entered into any agreements or arrangements that will or could result in the accomplishment of any of such purposes.

The Board of Directors is not proposing this Amendment in response to any effort to accumulate the Company's stock or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management. In addition, the Amendment is not part of any plan by management to recommend a series of similar amendments to the Board of Directors and the stockholders. Finally, the Board does not currently contemplate recommending the adoption of any other amendments to the Articles of Incorporation that could be construed to affect the ability of third parties to take over or change control of the Company.

If this proposal is approved by the stockholders at the annual meeting, upon filing of the Amendment with the Secretary of State of the State of Iowa, the Company will have 5,000,000 authorized shares of Preferred Stock in addition to the 20,000,000 shares of Common Stock currently authorized by the Articles of Incorporation.

THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.


                     RELATIONSHIP WITH INDEPENDENT AUDITORS

McGladrey & Pullen, LLP was the Company's independent auditor for the fiscal year ended May 31, 2000. Acting upon the recommendation of the Audit Committee, the Board of Directors has selected McGladrey & Pullen, LLP to serve as the Company's independent public auditors for the fiscal year ending May 31, 2001. Representatives of McGladrey & Pullen, LLP are not expected to be present at the annual meeting.

                              STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 2001 Annual Meeting of Stockholders must be received by the Company by May 27, 2001 for inclusion in the Company's proxy statement and proxy relating to that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

In addition, under the Securities and Exchange Commission's proxy rules, if a stockholder wishes to bring a proposal before the annual meeting of stockholders outside the proxy inclusion process discussed above but does not provide written notice of the proposal to the Company at least 45 days before the anniversary date of the day the proxy materials were first mailed for the prior year's annual meeting of stockholders, such notice will be untimely and any proxies received by the Board of Directors from the stockholders in response to its solicitation will be voted by the Company's designated proxies in their discretion on such matter, regardless of whether specific authority to vote on such matter has been received from the stockholder submitting such proxies. Accordingly, any stockholder who wishes to submit a proposal at the 2001 Annual Meeting of Stockholders and also wishes to avoid, in certain instances, the possibility of discretionary voting by the Company's proxies on such matter must give written notice to the Secretary of the Company on or before August 10, 2001.

A COPY OF THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR ITS FISCAL YEAR 2000 ACCOMPANIES THIS PROXY STATEMENT.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR FISCAL YEAR 2000 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE, UPON WRITTEN REQUEST TO TOP AIR MANUFACTURING, INC., 317 SAVANNAH PARK ROAD, CEDAR FALLS, IOWA 50613; ATTENTION: SECRETARY.

                                 OTHER BUSINESS

The Board of Directors knows of no other business which will be presented for consideration at the annual meeting other than as set forth in the Notice of Annual Meeting of Stockholders which accompanies this Proxy Statement. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors,


                                          /s/ Steven F. Bahlmann
                                          Steven F. Bahlmann, Secretary
Cedar Falls, Iowa
September 25, 2000

                                      PROXY

                           TOP AIR MANUFACTURING, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 25, 2000

The undersigned hereby appoints S. Lee Kling, with full power of substitution, or if S. Lee Kling is unable or declines to exercise such rights hereunder, the undersigned appoints Steven R. Lind, with full power of substitution, the true and lawful attorney-in-fact, agent and proxy of the undersigned to vote all the shares of Common Stock, no par value, of Top Air Manufacturing, Inc., which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Holiday Inn, 5826 University Avenue, Cedar Falls, Iowa, at 1:00 p.m. local time, Wednesday, October 25, 2000, and at any adjournment thereof, on the following items of business as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement:

1.       ELECTION OF DIRECTORS:

         |_| FOR all nominees listed below, except as marked to the contrary below

         |_|   WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees:      Wayne  C.  Dudley,   Dennis   W.  Dudley,    Robert  J.  Freeman,
               Franklin A.  Jacobs,  S. Lee Kling,  Sanford W. Weiss,  Steven R.
               Lind and Thaddeus P. Vannice, Sr.

Instruction: To withhold authority to vote for any individual nominee, print that nominee's name on the line provided below:



                            (Continued on other side)

                           (Continued from other side)


2.       APPROVAL OF PREFERRED STOCK

         The approval of an amendment to the Amended and Restated Articles of Incorporation of Top Air Manufacturing, Inc. (the "Company"), as further described in the Proxy Statement, to increase the authorized capital stock of the Company by an additional 5,000,000 shares, which additional shares shall be classified as undesignated preferred stock, no par value.

         |_|      FOR            |_|      AGAINST             |_|     ABSTAIN

3.       OTHER MATTERS

         In his discretion, with respect to the transaction of such other business as may properly come before the meeting or any adjournment thereof.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF ALL THE NOMINEES LISTED UNDER PROPOSAL 1 (OR SUCH OTHER PERSON DESIGNATED BY THE BOARD OF DIRECTORS TO REPLACE ANY UNAVAILABLE NOMINEE) AND IN THE DISCRETION OF THE PROXIES, WITH RESPECT TO THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


                                      DATE ______________________________, 2000

                                      ----------------------------------------

                                      ----------------------------------------

Please date and sign exactly as your name appears on this Proxy Card. In the case of joint holders, each should sign. When signing as attorney-in-fact, executor, administrator, personal representative, trustee or guardian, please give full title as such. If a corporation, please execute in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.